                                                                    Exhibit 23.6

                               CONSENT OF EXPERT

     We consent to the use of our firm's name, and the references to our reports, in the Registration Statement on Form S-4 of Huntsman ICI Holdings LLC, and any amendments thereto, filed with the Securities and Exchange Commission for the registration of the 13.375% Senior Discount Notes due 2009.


Dated:  November 26, 1999



                                    /s/ M.J. Kratochwill
                                    ---------------------------------------
                                     Chem Systems